# Second Quarter 2020

## Earnings Conference Call

July 30, 2020

Customers Bancorp, Inc.

NYSE: CUBI

# Forward-Looking Statements

Customers Bancorp, Inc.

In addition to historical information, this presentation may contain "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.'s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.'s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.'s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: the adverse impact on the U.S. economy, including the markets in which we operate, of the coronavirus outbreak, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that effect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; the effects of changes in accounting standards or policies, including Accounting Standards Update (ASU) 2016-13, Financial Instruments—Credit Losses (CECL); and, our ability to divest BankMobile on terms and conditions acceptable to us, in the timeframe we currently intend, and the possible effects on our business and results of operations of a divestiture of BankMobile or if we are unable to divest BankMobile for an extended period of time. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2019, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

# Q2 2020 Investor Presentation

Customers Bancorp, Inc.

1. **Introduction and Overview; How We Built Customers Bancorp Over 10 Years**
2. **Second Quarter 2020 Highlights**
3. **Our Top Priorities- An Update**
   - Portfolio Management & Maintaining Superior Asset Quality
   - Digital Businesses
   - Digital Lending
4. **Financial Result Details**
   - Q2 Income Statement & Balance Sheet
   - Preserving & Expanding Margin
   - Strong Liquidity
   - Capital Management
   - Improving Profitability
5. **Summary & Outlook**
6. **Questions**

# 1) Introduction and Overview

## How we Built Customers Bancorp Over 10 Years

Customers Bancorp, Inc.

# Franchise Overview

Customers Bancorp, Inc.

| ~$12Bn[1] | $10.5Bn[1] | $11.0Bn | 1.39%[1] |
|---|---|---|---|
| In Core Assets | In Loans & Leases (excluding PPP Loans) | Deposits | Adjusted PTPP ROAA |



HQ
LPBO (Private Banking Offices)
Branches
Warehouse Lending
Commercial Finance

NYSE: CUBI

Headquarters: West Reading, PA

Management Team Since: 2009

Financial Offices: 21

Employees: 868

Mkt. Cap: $379 million (CUBI) vs. ± $1.0 billion for average ~$12 billion asset banks.

CUBI Total Capital Ratio: 11.9%[2]

## Lines of Business

**Business Banking**
- Industry Solutions
- Cash Management
- Business Checking
- Small Bus. Lending
- SBA Lending
- Comm'l & Industrial
- Comm'l Real Estate
- Multi-Family Lending
- Warehouse Lending

**Personal Banking**
- Checking
- Savings & Money Market
- Loans
- CDs
- Mortgages

BankMobile Technologies Inc.

Source: S&P Global Market Intelligence and Company Documents
Note: Data as of 6/30/2020, unless otherwise noted
(1) Non-GAAP Measure, refer to Appendix for reconciliation
(2) Risk Based Capital Ratios estimated pending final Call Report and FRY 9C Report

# Customers Bancorp Highlights

Customers Bancorp, Inc.

### Customers is a high performing relationship driven commercial bank servicing the Northeast and Mid-Atlantic

### From Startup to $12 Billion in Core Total Assets[1] in 10 Years

- Bank started in 2009 by current management team to clean up a $250 million in assets failing bank
- Paused growth for two years to build capital, take advantage of Durbin exemption and position to divest BankMobile Technologies Inc.

### Highly Experienced Management Team

- Average of over 30 years in banking and financial services and technology expertise

### Outstanding Credit and Risk Culture with Strong Core Deposit Growth

- Asset quality has performed consistently better than the market and expected to remain well positioned to continue to do so during the down market
- Comprehensive underwriting standards and processes
- Conservative credit culture
- Specialized institutional lending teams in lower risk niches
- Deposit growth has kept pace or out paced with loan growth

### Strategically Focused with Stated Longer-Term Goals

- Strategy built on single point of contact, a unique differentiating style
- Emphasis will be on continuously improving quality of balance sheet
- Capital management dictates our assets and earnings decisions
- Well positioned to continue to execute on its short-term and long-term goals, seeking to earn ~$6/share in core earnings by end of 2026.

(1) Non-GAAP Measure, refer to Appendix for reconciliation

# Paycheck Protection Program
## ~$100M in Origination Fee Growth

Customers Bancorp, Inc.

## Customers Bank leveraged its technology platform to partner with leading fintechs becoming a top PPP Loan originator in the country

- Customers Bank rose to the challenge of helping American small business preserve employment by quickly and effectively launching a nationwide SBA Paycheck Protection Program ("PPP") lending program in just days.
- Customers Bank partnered with leading fintechs as a force multiplier for PPP application intake and processing, handling more than 124,152 PPP loan applications (counting those duplicated by other lenders).
- Customers Bank provided 99,612 PPP loans totaling $5,213,474,573.
- The PPP funding will generate $100 million net revenue in loan origination fees over the life of the loan.
- Digital marketing campaigns drove thousands of applicants to the Customers Bank online application.
- Rapid digitization of back office processes created speed and efficiency in the processing and booking of PPP loans.
- Thousands of PPP borrowers have been contacted as part of outreach campaigns to create a deep and permeant banking relationship.

Select Fintech Partners

Kabbage ondeck OakNorth Bank lendio fundera

### PPP Lenders Ranked
by Number of Loans, Aggregate Value & Average Loan

| Financial Institution | Ranked by # Loans | # Loans | Ranked by Loan Value | Total Loan Value (millions) | Ranked by Ave. Loan | Average Loan |
|---|---|---|---|---|---|---|
| Bank of America | 1 | 339,526 | 2 | $25,449 | 5 | $74,955 |
| JPMorgan Chase Bank | 2 | 274,451 | 1 | $29,058 | 8 | $105,878 |
| Wells Fargo Bank | 3 | 188,558 | 5 | $10,447 | 3 | $55,406 |
| Cross River Bank | 4 | 164,816 | 12 | $5,886 | 1 | $35,715 |
| U.S. Bank | 5 | 103,464 | 8 | $7,483 | 4 | $72,325 |
| **Customers Bank** | **6** | **99,612** | **14** | **$5,213** | **2** | **$52,338** |
| TD Bank | 7 | 84,210 | 6 | $8,500 | 7 | $100,943 |
| Truist Bank | 8 | 80,554 | 4 | $12,619 | 11 | $156,647 |
| PNC Bank | 9 | 73,091 | 3 | $12,967 | 13 | $177,403 |
| Citizens Bank | 10 | 50,257 | 15 | $4,843 | 6 | $96,362 |
| Zions Bank | 11 | 47,157 | 9 | $6,947 | 10 | $147,311 |
| KeyBank | 12 | 41,828 | 7 | $8,140 | 15 | $194,608 |
| Fifth Third Bank | 13 | 38,813 | 13 | $5,382 | 9 | $138,663 |
| Huntington Bank | 14 | 37,310 | 11 | $6,511 | 12 | $174,533 |
| M&T Bank | 15 | 34,651 | 10 | $6,763 | 14 | $195,161 |

**Data for comparisons, SBA as of July 24, 2020**
**Customers Bank includes originations with fintech partners**

# Paycheck Protection Program

## Nationwide Success Delivering Help Where Needed Most

Customers Bank is ranked among the nation's top PPP lenders based on total number of loans funded, aggregate value of loans, and average loan size



1
99,612
# of loans funded
6th highest in the USA
2
Total amount funded
$5,213,474,573
14th highest in the USA
3
$52,338
average loan size
2nd lowest in the USA
4
Top Industries by Loan Volume
Retail Trade
25,901 Loans
$1,494,885,637
Professional, Scientific, and Technical Services
8,926 Loans
$381,825,465
Accommodation and Food Services
6,055 Loans
$349,873,618
Other Services
8,401 Loans
$249,324,631
Health Care and Social Assistance
7,162 Loans
$458,842,843
Construction
5,534 Loans
$362,193,391
5
Highest Loan Volume per State
RANKING 1 CA
RANKING 2 FL
RANKING 3 NC
RANKING 4 NY
RANKING 5 TX
RANKING 6 GA
RANKING 7 PA
RANKING 8 NJ
RANKING 9 IL
RANKING 10 NV

Data from Customers Bank's internal database as of July 24, 2020.
Data include loans being serviced by third party fintech providers.
Smaller loan size means funds were directed to the small businesses that needed the most help.

# 2) Second Quarter 2020 Highlights

Customers Bancorp, Inc.

# Second Quarter 2020 Highlights

Customers Bancorp, Inc.

## Earnings

- $19.1 million GAAP earnings in Q2 2020, EPS $0.61
- $50.8 million adjusted PTPP income[(1)]
- Adjusted PTPP up $24.6 million or 94% over Q2 2019
- $20.9 million provision in Q2 2020[(2)]
- $100 million origination fees generated over life of loan by PPP loans

## Asset Quality at 6/30/2020

- $103.5 million reserve build since 12/31/2019
- Reserves 2.2% of loans held for investment (excluding PPP loans), up from 0.8% at 12/31/2019
- Reserves equal 6.3% of Other Consumer loans
- Reserves equal 185.4% of NPLs
- NPL 0.56% of total loans and leases
- Over 50% of NPL's expected to be resolved in 2H 2020

## Loan Portfolio[(5)]

- Total loan balances grew 8% over last year, portfolio well diversified
- C&I loans[(4)] (including CRE owner occupied) up 21% over last year
- Multi-family down 32% over last year
- C&I loans[(4)] (including CRE owner occupied and loans to mortgage companies) made up 52% of total loans
- Investment CRE (including multi-family) 32% of total loans
- Well diversified Other Consumer portfolio - 12% of total loans
- Mortgages & manufactured housing 4% of total loans
- No subprime loans, at the time of origination, in the Other Consumer loan portfolio[(3)]

## Deposits

- Total deposits up 34% over last year
- Demand deposits up 97% over last year

## Bank Capital Ratios

- Capital ratios significantly in excess of "well capitalized" thresholds
- CET 1: 10.6%
- Tier 1 Risk Based Capital: 10.6%
- Total Risk Based Capital: 12.3%
- Tier 1 Leverage: 9.6%

## Tangible Book Value at 6/30/2020

- Tangible Book Value[(4)]
  - $24.62/Share
- Tangible Equity of $1.0 billion[(4)]
  - $790 million Common Equity
  - $217 million Preferred Equity

## Trading Multiples as of 6/30/2020

- 0.49x Price to Tangible Book

(1) Adjusted Pre-Tax Pre-Provision Income is a non-GAAP Measure, refer to Appendix for reconciliation
(2) Includes loans & leases and unfunded commitments
(3) Customers considers subprime borrowers to be those with FICO scores below 660 at origination
(4) Non-GAAP Measure, refer to Appendix for reconciliation
(5) Excludes PPP Loans

# Financial Highlights:
## Second Quarter 2020 Highlights Cont.

Customers Bancorp, Inc.

**Bank Tier 1 Equity Capital**



$1,069
$1,168
2Q2019
2Q2020

9% Growth resulting in 10.6% CET1

**Adjusted PTPP[1]**



$26
$51
2Q2019
2Q2020

94% Growth

**Adjusted PTPP ROAA[1]**



1.01%
1.39%
2Q2019
2Q2020

38 bps Growth

**Adjusted PTPP ROCE[1]**



11.8%
24.6%
2Q2019
2Q2020

109% Growth

**Loans**



$15,290
$4,760
(PPP Loans)
$9,721
$10,530
2Q2019
2Q2020

8% Growth excluding PPP loans

**Deposits**



$8,186
$10,966
2Q2019
2Q2020

34% Growth, (97% DDA Growth)

**Non Interest Income**



$12
$22
2Q2019
2Q2020

85% Growth

**Net Interest Income**



$65
$92
2Q2019
2Q2020

42% Growth

($ in millions)
(1) Non-GAAP Measure, refer to Appendix for reconciliation

# Loan & Deposit Portfolio Composition

Customers Bancorp, Inc.

## Loan Portfolio (HFI & HFS)

**8.6% CAGR (excluding PPP)**



$7,251
$395
$1,798
$2,944
$1,043
$1,067
$8,272
$302
$2,172
$3,210
$1,259
$1,325
$8,708
$332
$1,844
$3,642
$1,305
$1,582
$8,545
$69
$656
$1,462
$3,281
$1,183
$1,894
$10,051
$1,174
$457
$2,306
$2,390
$1,340
$2,383
$15,290
$4,760
(PPP Loans)
$1,258
$420
$2,832
$2,024
$1,391
$2,605
2015
2016
2017
2018
2019
2Q2020
C&I (2)
Mortgage Warehouse
Investment CRE
Residential (2)
Multi-Family
Other Consumer

- Portfolio comprised of ~60% adjustable and 40% fixed rate loans (excluding PPP Loans)

## Deposit Portfolio

**14.7% CAGR**



$5,910
$127
$2,348
$2,781
$654
$7,304
$339
$2,832
$3,167
$966
$6,800
$524
$1,906
$3,318
$1,052
$7,142
$804
$1,734
$3,482
$1,122
$8,649
$1,235
$1,669
$4,402
$1,343
$10,966
$2,666
$1,870
$4,549
$1,880
2015
2016
2017
2018
2019
2Q2020
Non Interest Bearing DDA
Money Market & Savings
Time
Interest Bearing DDA

- **Q2 2020**
  **HFI Loan (1) / Deposit Ratio – 66%**

$ in millions;
(1) Excludes HFS loans, PPP loans and Mortgage Warehouse HFI with fair value option – Loan/Deposit Ratio including HFS, PPP loans and Mortgage Warehouse HFI with fair value option – 139%
(2) C&I includes owner occupied CRE; residential includes manufactured housing loans; & investment CRE includes construction
All PPP loans to be funded to the Federal Reserve PPP Lending Facility, precluding Tier 1 Leverage Capital requirements

# Historical & Projected Capital Ratios: Customers Bancorp Inc.

Customers Bancorp, Inc.

CUBI Tang. Common Equity / Tang. Assets(1)



5.9%
6.6%
7.0%
7.4%
7.1%
6.3%(2)
1.9%
4.3%
7.7%(2)
1.4%
6.2%
2015
2016
2017
2018
2019
2Q2020
4Q2020E

CUBI Tier 1 Leverage Ratio



7.2%
9.1%
8.9%
9.7%
9.3%
8.8%
10.3%
2015
2016
2017
2018
2019
2Q2020
4Q2020E

CUBI Tang. Equity + ACL / Tang. Assets Ratio(1)



7.0%
9.3%
9.6%
10.0%
9.5%
9.4%(2)
2.9%
6.4%
11.4%(2)
2.3%
9.0%
2015
2016
2017
2018
2019
2Q2020
4Q2020E

CUBI Total Risk Based Capital Ratio



10.6%
13.1%
13.0%
13.0%
12.2%
11.9%
14.3%
2015
2016
2017
2018
2019
2Q2020
4Q2020E

(1) Non-GAAP Measure, refer to Appendix for reconciliation
(2) Excludes PPP loans and excess cash

# Outstanding Credit Quality:

Customers Bancorp, Inc.

## Classified Loans / Total Loans



0.74%
$71.6
1.04%
$107.1
1.39%
$139.7
1.26%
$130.4
0.86%
$132.2
2Q2019
3Q2019
4Q2019
1Q2020
2Q2020
Classified Loans
Classified Loans / Gross Loans

## Nonperforming Assets / Assets



0.14%
$15.8
0.15%
$17.8
0.19%
$21.5
$50.5
$19.1 (2)
0.42%
.26% (2) (3)
$31.4
$86.4
$17.6 (2)
0.48%
.38% (2) (3)
$68.8
2Q2019
3Q2019
4Q2019
1Q2020
2Q2020
NPA's
NPA's / Total Assets
One Investment CRE Credit(2)

## Net Charge Offs & Provision Expense



0.03%
$0.6
$5.3
0.07%
$1.8
$4.4
0.18%
$4.4
$9.7
0.79%
$12.8
$5.9
$31.8
0.32%
$10.3
$20.9
2Q2019
3Q2019
4Q2019
1Q2020
2Q2020(1)
NCO's
Provision
NCO's / Average Loans
One Investment CRE Credit(2)

- Customers Is taking a proactive strategy in identifying and aggressively acting to address these two assets that make up 53% of total NPA's and move them off the balance sheet
- The decrease in provision compared to Q1 2020 primarily resulted from a decline in net charge-offs, while the increase compared to Q2 2019 primarily resulted from the adoption of CECL and the impact of COVID-19

$ in millions

(1) Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology
(2) Represents one investment CRE credit where Customers Bank is reducing its exposure
(3) Non-GAAP Measure, refer to Appendix for reconciliation

# Tangible Book Value

Customers Bancorp, Inc.

## Tangible Book Value Per Share[1]

7.3% CAGR / 9.1% CAGR (excluding CECL)[1]



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$26.89
$36.48
$26.10
$17.95
$23.81
$12.02
$26.76
$17.28
$20.49
$21.90
$23.32
$26.17
$24.62
2Q2015
YE 2016
YE 2017
YE 2018
YE 2019
2Q2020
TBV/Share
TBV/Share (excl. CECL)
CUBI Stock Price

(1) Non-GAAP Measure, refer to Appendix for reconciliation
(2) As of June 30, 2020

TBV/Share[1]

**$24.62**

Stock Price[2]

**$12.02**

Value Proposition

**Trading at 49% of TBV**

**Highlights:**

- Significant discount to TBV provides potential upside based on peer trading levels

# 3) Our Top Priorities

A) Portfolio Management & Maintaining Superior Asset Quality
B) Digital Businesses
C) Digital Lending

Customers Bancorp, Inc.

# A) Portfolio Management & Maintaining Superior Asset Quality

Customers Bancorp, Inc.

# Portfolio Management:
## Details of Portfolio / Asset Quality

Customers Bancorp, Inc.

**C&I Loans, excluding PPP Loans[1]**

Avg Yield 4.0%

- $2.6 billion total outstanding, excluding PPP loans for Q2 2020, up 21% over last year
- Middle market and business banking $1.5 billion total
- Specialty Lending $635 million
- Equipment Finance $516 million[2]

**Loans to Mortgage Companies**

Avg Yield 2.9%

- $2.5 billion average outstanding for Q2 2020, up 48% over last year (none in deferral)
- 55 high quality mortgage company clients
- Top 10 lenders in the US
- $820 million in non interest-bearing deposits at 6/30/2020
- Annualized fees 40 bps of outstanding balance

**Commercial Real Estate Loans**

Avg Yield 3.8%

- Total outstanding (including multi-family) $3.4 billion, down 20% YoY
- CRE non owner occupied $1.4 billion
- Multi-family $2.0 billion, down 32% YoY

**Consumer Loans**

Avg Yield 7.4%

- Other Consumer including, Personal, Home Improvement and Student Refinancing outstanding $1.3 billion
- Other Consumer loan average FICO ~750
- No subprime Consumer loans, at the time of origination[3]
- Residential mortgage $327 million

**Investment Securities**

Avg Yield 3.5%

- Total of $681 million
- Average life of 4.49 years
- Agency backed MBS, high quality investment grade corporate bonds and municipals
- Portfolio in ~$300 million Senior Position

(1) Includes CRE owner-occupied
(2) Includes Operating Leases of $96.9 million
(3) Customers considers subprime borrowers to be those with FICO scores below 660

# Portfolio Management: Commercial Loan Portfolio

Customers Bancorp, Inc.

## Commercial Loans

**4.7% Annual Growth** Excluding PPP Loans

**61.0% Annual Growth** Including PPP Loans



$13,613
(PPP Loans)
$4,760
Excl. PPP(1)
Incl PPP
4.5%
4.5%
4.4%
4.2%
3.6%
3.1%
$8,435
$8,929
$8,419
$8,572
$2,054
$2,549
$2,306
$2,573
$2,832
$3,014
$2,798
$2,390
$2,069
$2,024
$1,237
$1,329
$1,342
$1,370
$1,391
$2,130
$2,253
$2,382
$2,560
$2,605
2Q2019
3Q2019
4Q2019
1Q2020
2Q2020
C&I (1)
Mortgage Warehouse
Investment CRE
PPP Loans
Multi-Family
Commercial Loan Yield

($ in millions)

Note: Loan balances include deferred fees and costs

(1) C&I includes Owner Occupied CRE

(2) Non-GAAP Measure, refer to Appendix for reconciliation

## Highlights:

- Customers is a Business Bank with "relationship banking" strategy, being executed through the "single point of contact" model
- Very experienced and seasoned teams executing strategy
- Business Banking conducted principally from New England to Philadelphia markets, along the I-95 corridor
- LPOs in Boston, Providence, New York, Philadelphia and Chicago
- Middle market lending supported by Specialty Finance, Commercial Finance and SBA teams in all markets
- Mortgage Warehouse is a national business called "Banking to Mortgage Companies"
- Centralized credit underwriting, supported with regional and specialized credit officers

# Portfolio Management:
## Our Efforts to Accommodate Deferment Requests

Customers Bancorp, Inc.

**C&I Loans**

- Maximum deferments of 90 days at a time
- Customer information solicited prior to approval
- Active portfolio management on a weekly/monthly basis
- Use Main Street and SBA lending programs wherever possible to support cash needs

**CRE Loans**

- Maximum deferments allowed 90 days at a time
- Customer information solicited prior to approval
- Active portfolio management on a weekly/monthly basis
- Use Main Street and SBA lending programs wherever possible to support cash needs

**Consumer Loans**

- Best practices shared and implemented across servicers
- Secondary deferments offered for 30 additional days, required by ~5% of initial deferred payments
- ACH automatic payments plans increased to ~85% of all personal loan customers
- Offering of deposit products through BankMobile to deepen relationship

# Portfolio Management:
## Commercial Loan & Lease Deferments

Customers Bancorp, Inc.

| Deferments as of July 24, 2020 | Portfolio | | Active Deferments | | |
|---|---|---|---|---|---|
| Dollars in millions | # Loans | $ Balance | # | $ | % of Portfolio |
| **C&I and Investment CRE** | | | | | |
| C&I[1] | 2,067 | $2,233.0 | 69 | $45.9 | 2.1% |
| SBA | 392 | $100.0 | 4 | $13.4 | 13.4% |
| Investment CRE | 333 | $758.6 | 25 | $54.8 | 7.2% |
| Hotels | 41 | $413.4 | 24 | $301.5 | 72.9% |
| **Equipment Finance** | | | | | |
| Equipment Finance[2] | 337 | $312.7 | 44 | $29.2 | 9.3% |
| Motor Coach | 57 | $37.3 | 19 | $18.1 | 48.7% |
| Transportation | 143 | $102.8 | 29 | $29.8 | 29.0% |
| Franchise | 48 | $35.6 | 4 | $1.8 | 5.1% |
| Total C&I and Investment CRE [1],[2] | 3,418 | $3,993.4 | 218 | $494.5 | 12.4% |
| Multi-Family | 419 | $2,017.7 | 26 | $196.4 | 9.7% |
| Mortgage Warehouse | 64 | $2,576.3 | 0 | $0.0 | 0.0% |
| Total Commercial Loans and Leases[1],[2] | 3,901 | $8,587.4 | 244 | $690.9 | 8.0% |



Deferment Run-Off
100%
80%
60%
40%
20%
0%
0.3%
2.1%
31.5%
38.3%
13.2%
14.3%
0.2%
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20

(1) C&I largely comprised of general middle market loans with industry concentrations no greater than 11% of total commercial loans
(2) Includes commercial and operating leases

# Portfolio Management: CECL and Reserve Build

Customers Bancorp, Inc.

## Components of CECL and Reserve Build



0.8% of Loan HFI (3) (4)
$56.4
"Day 1"(1) Adoption Impact
$79.8
ACL 1/1/2020 (2)
$136.2
Q1 Net Charge-Offs
($18.7)
Q1 Provsion
$31.8
ACL 3/31/2020 (2)
2.0% of Loan HFI (3) (4)
$149.3
Q2 Net Charge-Offs
($10.3)
Q2 Provsion
$20.9
ACL 6/30/2020 (2)
2.2% of Loan HFI (3) (4)
$159.9

(1) "Day 1" is January 1, 2020.

(2) Excludes reserve for unfunded commitment with ACL balance of $3.4M. $4.2M and $3.8 M as of January 1, 2020, March 31, 2020 and June 30, 2020, respectively. Includes the impact of macroeconomic environment, including COVID-19, provision for individually assessed loans and other qualitative factors.

(3) Excludes HFS loans, PPP loans and Mortgage Warehouse HFI with fair value option

(4) Non-GAAP Measure, refer to Appendix for reconciliation

# Portfolio Management: CECL and Reserve Build Cont.

Customers Bancorp, Inc.

## Allowance for Credit Losses on Loans & Leases (2)

| ($ in thousands) | Loans & Leases HFI Outstanding | Allowance for Credit Losses | Estimated Lifetime Loss Rate |
|---|---|---|---|
| | As of June 30, 2020 | | |
| Commercial | | | |
| C&I | 2,099,442 | $12,301 | 0.59% |
| CRE | 1,918,379 | 43,195 | 2.25% |
| Multi-Family | 1,581,839 | 14,697 | 0.93% |
| **Total Commercial (excluding PPP Loans)** | **$5,599,660** | **$70,193** | **1.25%** |
| Consumer | | | |
| Residential Mortgage | $348,109 | $4,550 | 1.31% |
| Manufactured Housing | 66,865 | 6,014 | 8.99% |
| Other Consumer | 1,257,813 | 79,147 | 6.29% |
| **Total Consumer** | **$1,672,787** | **$89,711** | **5.36%** |
| **Total (excluding PPP Loans)** | **$7,272,447** | **$159,904** | **2.20%** |

(1) Non-GAAP Measure, refer to Appendix for reconciliation
(2) Does not include Reserve for Unfunded Commitments

# B) Digital Businesses

Customers Bancorp, Inc.

# Digital Businesses

## Fintech Strategy

- Existing robust in-house technology capabilities have supported development of an in-house digital bank augmented by a fintech partner ecosystem
- CB's technology application partnerships ensured broad national access to SBA's PPP
- Deep relationships with Marketplace Lenders ("MPLs") with full stack offering for lending and deposit partnerships

## Digital Lending

- Direct Digital Consumer Lending platform performance best of breed among banks and fintechs
- Loan origination and retention program with MPLs
- Expansion into new digital lending verticals
- Warehouse lending

## Digital Deposit Gathering and Banking-as-a-Service ("BaaS")

- CB Digital Bank
- BM Digital Deposits
- BaaS deposit partnerships with fintechs

## Select Partners

SoFi | Upstart | best egg MARLETTE FUNDING | PROSPER | Kabbage | ondeck

# C) Digital Lending

Customers Bancorp, Inc.

# Consumer Lending:
## Other Consumer Loan Exposure Breakdown

Customers Bancorp, Inc.

### FICO Score

744 Avg FICO


17.1%
38.2%
44.6%
750+
700-749
660-699

### Debt to Income Ratio

Portfolio average DTI is 21.9%


24.9%
12.4%
23.7%
1.3%
4.5%
11.9%
21.1%
0-9.99%
10 – 19.99%
20 – 29.99%
30 – 39.99%
40 – 45%
> 50%
Unknown

### Borrower Income

$103K Avg Income


16.8%
38.3%
41.0%
<$49,999
$50K-$99,999
>$100K
n/a

### Geography

Well Diversified


23.7%
16.7%
15.0%
24.2%
17.3%
3.0%
Northwest
North Central
Midwest
Central
Northeast
Southeast

### Profession

Insignificant exposure to stressed professions


4.1%
2.8%
2.6%
90.4%
Non COVID-19 Impacted Segments
Non-Professional
Retail & Restaurants
Transportation, Travel and Entertainment

### Purpose


5.3%
11.2%
15.5%
68.0%
Debt Consolidation
Solar & Home Improvement
Specialty
Student Refinancing

Data as of June 30, 2020

# Consumer Lending:
## Impairment

Customers Bancorp, Inc.

**Impairment Breakdown**


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Industry Average
CB Direct
CB MPLs
16.2%
9.0%
5.0%
7/31/2019
10/31/2019
1/31/2020
4/30/2020

**Continued Outperformance**

- At industry peak for consumer forbearance, CB overall remained less than half the industry average
- Further, CB Direct was approximately 70% below industry average

*CUBI Impairment% is considered loan 1+ delinquent or in forbearance. As of 7/24*
*Industry chart is from DV01 Insights COVID-19 Performance Report Vol 8 July 2020*

# Consumer Lending:
## CB Temporary Relief Recovery

**CB Temporary Relief recovering at a higher rate as they exit hardship**

- A high % of COVID relief loans recovering back to current, has meant **CB Direct loans are over-performing other MPLs, and the industry during the pandemic.**

**Percentage of Loans Recovering from Hardship to Current (March 2020 Vintage)**



100%
75%
50%
25%
0%
0
20
40
60
80
100
120
84%
79%
56%
CB Direct
Industry
CB MPLs
1-month modifications ended for some MPLs
2-month modifications ended for CB Direct loans

*Source: Industry data from DV01 report*

# Consumer Lending:
## Consumer Loan Portfolio / Deferments

Customers Bancorp, Inc.

| Deferments as of July 24, 2020 | Portfolio | | Active Deferments | | |
|---|---|---|---|---|---|
| Dollars in millions | # Loans | $ Balance | # | Principal | % of Portfolio |
| Other Consumer | 105,990 | $1,244.7 | 1,553 | $22.6 | 1.8% |
| Home Mortgage | 1,793 | $319.2 | 144 | $34.9 | 10.9% |
| Manufactured Housing | 1,866 | $68.1 | 48 | $2.1 | 3.1% |
| **Total Consumer** | **109,649** | **$1,631.9** | **1,745** | **$59.6** | **3.7%** |

# 4) Financial Result Details

Customers Bancorp, Inc.

# Preserving & Expanding Margin

Customers Bancorp, Inc.

## Margin Excluding PPP Loans Remains Strong



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
4.2%
4.2%
4.3%
4.4%
4.6%
4.7%
4.6%
4.6%
$92.0
4.2%
3.6%
$67.3
$64.0
$61.5
$59.3
$64.7
$75.7
$77.6
$81.3
2.62%
2.47%
2.57%
2.59%
2.64%
2.83%
2.89%
2.99%
2.97%
2.65%
1.9%
2.1%
2.2%
2.3%
2.4%
2.3%
2.2%
2.0%
1.1%
2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 1Q2020 2Q2020
Net Interest Income
Cost-Interest-Bearing Liabilities
NIM Excl. PPP (1)
Yield-Interest-Earning Assets
NIM (1)
Interest Earning Asset Yield Excl. PPP (1)

($ in Millions)

(1) Non-GAAP Measure, refer to Appendix for reconciliation

### Highlights:

- Focus on building core deposits for core loans
- Funding costs down 16 bps in Q1 2020 compared to Q4 2019
- Funding costs down further 86 bps in Q2 2020
- Considerable opportunities to see further decline in deposit costs
- Margin expected to remain between 2.9% and 3.0% for the full year 2020

# Liquidity

Customers Bancorp, Inc.

**Strong Deposit Growth**

**50% Increase Since 2018**



$7,296
$8,186
$10,966
2Q2018
2Q2019
2Q2020

**Loans and Leases Held for Investment to Deposit Ratio(1)(2)**



98%
94%
66%
2Q2018
2Q2019
2Q2020

**Average Liquid Assets for 2Q2020**



$705
$2,456
$385
$3,546
$4,953
$2,296
Investment Securities (1)
Mortgage Warehouse
Cash
Total Liquid Assets (3)
Borrowing Capacity
Utilized
Remaining

**Highlights:**

- Strong liquidity position resulting from strong deposit growth
- Mortgage Warehouse portfolio can be liquidated under stressed conditions within 60 days
- Access to a total of $7.2 billion of borrowing liquidity
- Access to PPP Lending Facility
- $2.3 billion in unused borrowing capacity and brokered deposits as of June 30, 2020

(1) Excludes HFS loans, PPP loans and Mortgage Warehouse HFI with fair value option
(2) A non-GAAP Measure, refer to Appendix for reconciliation
(3) Excludes market value adjustments of $21 million

# Capital Allocation and Management

Customers Bancorp, Inc.

## Customers Bank

Tier 1 Leverage


9.6%
2Q2020

Total Risk Based Capital


12.3%
2Q2020

CET 1


10.6%
2Q2020

Excess Capital Over Well Capitalized


$399
$235
$198
$559
CET 1
Tier 1 Risk Based
Total Risk Based
Tier 1 Leverage

## Customers Bancorp

Tier 1 Leverage


8.8%
2Q2020

Total Risk Based Capital


11.9%
2Q2020

Shareholders' Equity


$1,008(1)
$217
$462
$329
2Q2020
Retained Earnings & OCI
Common
Preferred

(1) Total Equity

Risk Based Capital Ratios are estimated pending final Call Report and FRY 9C Report

# Improving Profitability: Profitability

Customers Bancorp, Inc.

| ($ in thousands except EPS) | 2Q2020 | 1Q2020 | 2Q2019 | $ YoY Δ | % YoY Δ |
|---|---|---|---|---|---|
| **GAAP Metrics** | | | | | |
| Reported EPS (Diluted) | $0.61 | -$0.02 | $0.18 | $0.43 | 236.9% |
| ROAA | 0.62% | 0.11% | 0.36% | n/a | 0.3% |
| ROCE | 10.0% | -0.3% | 3.0% | n/a | 7.0% |
| Book Value Per Share | $25.1 | $23.7 | $24.8 | $0.28 | 1.1% |
| Consolidated Efficiency Ratio | 58.4% | 66.0% | 77.3% | n/a | -18.9% |
| Business Banking Segment Efficiency Ratio | 51.6% | 56.5% | 66.5% | n/a | -14.9% |
| **Non-GAAP Metrics**(1) | | | | | |
| Core EPS (Diluted) | $0.61 | $0.02 | $0.40 | $0.21 | 52.5% |
| Adjusted PTPP ROAA | 1.39% | 1.34% | 1.01% | n/a | 0.4% |
| Adjusted PTPP ROAA Excluding PPP Loans | 1.40% | 1.28% | 0.66% | n/a | 0.7% |
| Adjusted PTPP | 50,766 | 38,595 | 26,140 | $24,626 | 94.2% |
| Tangible Book Value Per Share | $24.62 | $23.27 | $24.30 | $0.32 | 1.3% |
| Net Interest Margin | 2.65% | 2.99% | 2.64% | n/a | 0.0% |
| Net Interest Margin Excluding PPP Loans | 2.97% | 2.99% | 2.64% | n/a | 0.3% |

(1) Non-GAAP measures refer to reconciliation in Appendix

# Improving Profitability:
## Non-Interest Expense

Customers Bancorp, Inc.

### Non-Interest Expense



$60
$60
$59
$66
$64
77%
67%
62%
53%
57%
51%
66%
57%
58%
52%
2Q2019
3Q2019
4Q2019
1Q2020
2Q2020
Non Interest Expenses
Business Banking Efficiency Ratio
Consilidated Efficiency Ratio

($ in millions)

| ($ in millions) | 2Q20 | 2Q19 | YoY Δ$ |
|---|---|---|---|
| Personnel | $31.3 | $26.9 | 4.4 |
| Technology & Communication | 13.3 | 12.4 | 0.9 |
| Professional Services | 4.6 | 5.7 | (1.2) |
| Occupancy | 3.0 | 3.1 | (0.0) |
| Other | 11.3 | 11.5 | (0.2) |
| **Total Non-Interest Expense** | **$63.5** | **$59.6** | **$3.9** |

# 5) Summary & Outlook

Customers Bancorp, Inc.

# Key Take Aways

Customers Bancorp, Inc.

### The Company is well positioned to execute on its 2020 and 2025 / 2026 LT strategies

- NIM expected to remain between 2.9% and 3.0% for full year 2020 (excluding PPP loans)
- Operating expenses expected to remain flat over next few quarters
- Tax rate expected to be 22%-23% for 2020
- Excluding PPP Loans, balance sheet at year end 2020 expected to be about the same or moderately higher at 12/31/2019
- PPP program expected to add about $100 million in origination fees (pre-tax) to Equity Capital
- Run rate of $6.00 per share in core earnings remains a goal for 2026

### 2020 NIM expansion and profitability targets will be achieved by executing on:

**Assets**: Measured growth while focus on maintaining / increasing yield on assets

- Disciplined pricing on new originations of high credit quality loans
- Floors built into loan agreements to protect spreads above floating rate indices

**Deposits**: Continue to grow core deposits and experience repricing in 2020

- $1.1 billion of digital ascent deposits re-priced down by 100 bps on July 1, 2020
- $1.1 billion of CD's mature in the 2H of 2020, expected to be repriced significantly downward
- Other core deposit categories can still be reduced

### Capital allocation and philosophy

- On track to exceed our 7% TCE target, excluding PPP loans held on balance sheet
- Preferred Equity will not be called in 2020 or 2021

### BankMobile

- BankMobile expected to remain profitable in 2020
- Divestiture on target for execution by year end 2020

# Questions

Customers Bancorp, Inc.

# Appendix

# CUBI and Paycheck Protection Program
## Newsworthy

Customers Bancorp, Inc.

## BARRON'S

*"Consider: Customers Bank, which set up an online portal to handle PPP applications in April. The initial loans coming in were rather large, averaging around $150,000 to $200,000, said Sam Sidhu, the bank's vice chairman and chief operating officer…. The Phoenixville, Penn.-based bank handled 1,200 loans by itself during the first round of the PPP, a spokesman said. With the fintechs, Customers Bank has provided over 95,000 loans, more than 78 times what it did alone, while the average size dropped to below $60,000, Sidhu said."* **(Interview early June 2020; Published July 15, 2020)**

https://www.barrons.com/articles/fintechs-are-making-inroads-in-small-business-loans-51594839654

## USA TODAY
A GANNETT COMPANY

*"As complaints mounted last month [April] that big banks favored larger businesses over smaller ones in the $3.5 trillion federal lending program for small firms battered by the coronavirus pandemic, two little-known companies emerged as Main Street's saviors. … a small business loan broker, accepted tens of thousands of applications from the smallest of businesses without imposing the strict criteria demanded by large banks, such as having an existing loan with the bank …. borrowers waited weeks for their money as the clock ticked down on their ability to survive…. …Customers Bank … stepped in to finance the loans on April 30."* **(May 7, 2020)**

https://www.usatoday.com/story/money/2020/05/07/coronavirus-small-lender-kept-thousands-businesses-waiting-loans/3091942001/

## S&P Global
Market Intelligence

*For large banks, the PPP loans are still a small part of total lending, but smaller banks have approved loans that amount to a significant portion of existing loan books. Wyomissing, Pa.-based, Customers Bancorp Inc., a bank with just over $12 billion in total assets, partnered with New York City-based Ready Capital Corp., among other fintechs to process PPP loans. The bank's $5 billion in PPP lending is nearly 50% of its total lending at the end of the 2020 first quarter.* **(May 28, 2020)**

https://platform.mi.spglobal.com/web/client?auth=inherit&overridecdc=1&#news/article?id=58681922&KeyProductLinkType=6

## AMERICAN BANKER

*Kabbage has made more than 130,000 SBA-approved PPP loans worth more than $3.8 billion through a platform it built just before the program started on April 3. … In less than 10 states, Kabbage is not a direct lender and it's making the loans through Cross River Bank or Customers Bancorp.* **(June 18, 2020)**

https://www.americanbanker.com/news/kabbage-lets-uber-drivers-apply-for-ppp-loans-from-their-phones

## ABA BANKING JOURNAL

*"Customers Bank, a midsize firm based in Wyomissing, Pennsylvania, saw about half of its loans made through its direct channel go to clients new to the bank. By the first week of May, more than 1,000 PPP recipients had moved their primary checking relationship to Customers, and the bank was expecting to double its number of overall business customers by the end of PPP, says Vice Chairman and COO Sam Sidhu."* **(June 10, 2020)**

https://bankingjournal.aba.com/2020/06/we-were-economic-first-responders-ppp/

# Paycheck Protection Program
## Application Status

Customers Bancorp, Inc.

### Number of Loans


Received
124,152
SBA Approved & Funded
99,612
Withdrawn / Denied
24,540

### Loan Amount


Received
$6,077,979,566
SBA Approved & Funded
$5,213,474,573
Withdrawn / Denied
$864,504,994

### Average Loan Amount


Received
$48,996
SBA Approved & Funded
$52,338
Withdrawn / Denied
$33,849

Data: SBA July 24, 2020

# Q2 2020 Overview

Customers Bancorp, Inc.

**CUSTOMERS BANCORP, INC. AND SUBSIDIARIES**
**EARNINGS SUMMARY - UNAUDITED**

| (Dollars in thousands, except per share data and stock price data) | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 | Six Months Ended June 30, 2020 | Six Months Ended June 30, 2019 |
|---|---|---|---|---|---|---|---|
| **GAAP Profitability Metrics:** | | | | | | | |
| Net income available to common shareholders | $ 19,137 | $ (515) | $ 23,911 | $ 23,451 | $ 5,681 | $ 18,621 | $ 17,506 |
| Per share amounts: | | | | | | | |
| Earnings per share - basic | $ 0.61 | $ (0.02) | $ 0.76 | $ 0.75 | $ 0.18 | $ 0.59 | $ 0.56 |
| Earnings per share - diluted | $ 0.61 | $ (0.02) | $ 0.75 | $ 0.74 | $ 0.18 | $ 0.59 | $ 0.55 |
| Book value per common share (1) | $ 25.08 | $ 23.74 | $ 26.66 | $ 25.66 | $ 24.80 | $ 25.08 | $ 24.80 |
| CUBI stock price (1) | $ 12.02 | $ 10.93 | $ 23.81 | $ 20.74 | $ 21.00 | $ 12.02 | $ 21.00 |
| CUBI stock price as % of book value (1) | 48 % | 46 % | 89 % | 81 % | 85 % | 48 % | 85 % |
| Average shares outstanding - basic | 31,477,591 | 31,391,151 | 31,306,813 | 31,223,777 | 31,154,292 | 31,434,371 | 31,101,037 |
| Average shares outstanding - diluted | 31,625,771 | 31,391,151 | 31,876,341 | 31,644,728 | 31,625,741 | 31,625,669 | 31,548,022 |
| Shares outstanding (1) | 31,510,287 | 31,470,026 | 31,336,791 | 31,245,776 | 31,202,023 | 31,510,287 | 31,202,023 |
| Return on average assets ("ROAA") | 0.62 % | 0.11 % | 0.97 % | 0.95 % | 0.36 % | 0.40 % | 0.50 % |
| Return on average common equity ("ROCE") | 9.97 % | (0.26)% | 11.58 % | 11.81 % | 2.96 % | 4.74 % | 4.65 % |
| Efficiency ratio | 58.44 % | 66.03 % | 56.98 % | 61.58 % | 77.32 % | 62.09 % | 72.76 % |
| **Non-GAAP Profitability Metrics (2):** | | | | | | | |
| Core earnings | $ 19,174 | $ 603 | $ 23,843 | $ 23,402 | $ 12,688 | $ 19,776 | $ 24,768 |
| Adjusted pre-tax pre-provision net income | $ 50,766 | $ 38,595 | $ 44,676 | $ 39,440 | $ 26,140 | $ 89,360 | $ 51,445 |
| Core ROAA | 0.62 % | 0.15 % | 0.97 % | 0.95 % | 0.63 % | 0.41 % | 0.64 % |
| Core ROCE | 9.99 % | 0.30 % | 11.55 % | 11.78 % | 6.62 % | 5.04 % | 6.57 % |
| Adjusted ROAA - pre-tax and pre-provision | 1.39 % | 1.34 % | 1.57 % | 1.39 % | 1.01 % | 1.37 % | 1.03 % |
| Adjusted ROCE - pre-tax and pre-provision | 24.59 % | 17.41 % | 19.89 % | 18.04 % | 11.75 % | 20.92 % | 11.73 % |
| Core efficiency ratio | 55.39 % | 63.33 % | 56.76 % | 59.21 % | 69.25 % | 59.16 % | 68.66 % |
| Core earnings per share - diluted | $ 0.61 | $ 0.02 | $ 0.75 | $ 0.74 | $ 0.40 | $ 0.63 | $ 0.79 |
| Tangible book value per common share (1) | $ 24.62 | $ 23.27 | $ 26.17 | $ 25.16 | $ 24.30 | $ 24.62 | $ 24.30 |
| CUBI stock price as % of tangible book value (1) | 49 % | 47 % | 91 % | 82 % | 86 % | 49 % | 86 % |
| Net interest margin, tax equivalent | 2.65 % | 2.99 % | 2.89 % | 2.83 % | 2.64 % | 2.80 % | 2.62 % |
| Net interest margin, tax equivalent, excluding PPP loans | 2.97 % | 2.99 % | 2.89 % | 2.83 % | 2.64 % | 2.98 % | 2.62 % |
| **Asset Quality:** | | | | | | | |
| Net charge-offs | $ 10,325 | $ 18,711 | $ 4,362 | $ 1,761 | $ 637 | $ 29,035 | $ 1,697 |
| Annualized net charge-offs to average total loans and leases | 0.32 % | 0.79 % | 0.18 % | 0.07 % | 0.03 % | 0.52 % | 0.04 % |
| Non-performing loans ("NPLs") to total loans and leases (1) | 0.56 % | 0.49 % | 0.21 % | 0.17 % | 0.15 % | 0.56 % | 0.15 % |
| Reserves to NPLs (1) | 185.36 % | 296.44 % | 264.67 % | 290.38 % | 330.36 % | 185.36 % | 330.36 % |
| **Customers Bank Capital Ratios (3):** | | | | | | | |
| Common equity Tier 1 capital to risk-weighted assets | 10.64 % | 10.60 % | 11.32 % | 10.85 % | 11.19 % | 10.64 % | 11.19 % |
| Tier 1 capital to risk-weighted assets | 10.64 % | 10.60 % | 11.32 % | 10.85 % | 11.19 % | 10.64 % | 11.19 % |
| Total capital to risk-weighted assets | 12.30 % | 12.21 % | 12.93 % | 12.42 % | 12.84 % | 12.30 % | 12.84 % |
| Tier 1 capital to average assets (leverage ratio) | 9.59 % | 9.99 % | 10.38 % | 9.83 % | 10.32 % | 9.59 % | 10.32 % |

(1) Metric is a spot balance for the last day of each quarter presented.

(2) Non-GAAP measures exclude unrealized gains (losses) on loans HFS, investment securities gains and losses, severance expense, merger and acquisition-related expenses, losses realized from the sale of non-QM residential mortgage loans, loss upon acquisition of interest-only GNMA securities, legal reserves, credit valuation adjustments on derivatives, risk participation agreement mark-to-market adjustments, and goodwill and intangible assets. These notable items are not included in Customers' disclosures of core earnings and other core profitability metrics. Please note that not each of the aforementioned adjustments affected the reported amount in each of the periods presented. Customers' reasons for the use of these non-GAAP measures and a detailed reconciliation between the non-GAAP measures and the comparable GAAP amounts are included at the end of this document.

(3) Regulatory capital ratios are estimated for Q2 2020 and actual for the remaining periods. In accordance with regulatory capital rules, Customers elected an option to delay the estimated impact of CECL on its regulatory capital over a five-year transition period ending January 1, 2025. As a result, capital ratios and amounts as of Q2 2020 exclude the impact of the increased allowance for credit losses on loans and leases and unfunded loan commitments attributed to the adoption of CECL.

# BankMobile Income Statement

Customers Bancorp, Inc.

**BankMobile Segment Income Statement ($ in 000s), Except Per Share Data**

| | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Interest income | $ - | $ 2 | $ 1 | $ 2 | $ 1 | $ - | $ 2 | $ 1,344 | $ 2,590 | $ 6,761 | $ 12,383 | $ 11,084 | $ 11,194 | $ 11,118 |
| Interest expense | $ 6 | $ 11 | $ 10 | $ 6 | $ 8 | $ 125 | $ 50 | $ 179 | $ 166 | $ 210 | $ 249 | $ 350 | $ 344 | $ 381 |
| Fund transfer pricing net credit | $ 4,247 | $ 2,738 | $ 2,693 | $ 3,202 | $ 4,401 | $ 3,520 | $ 3,875 | $ 3,822 | $ 5,614 | $ 2,175 | $ 340 | $ 758 | $ 1,433 | $ 1,645 |
| Net interest income | $ 4,242 | $ 2,727 | $ 2,684 | $ 3,197 | $ 4,394 | $ 3,394 | $ 3,827 | $ 4,987 | $ 8,038 | $ 8,726 | $ 12,474 | $ 11,492 | $ 12,282 | $ 12,383 |
| Provision for loan losses | $ - | $ - | $ 478 | $ 652 | $ 243 | $ 463 | $ 422 | $ 1,585 | $ 1,791 | $ 7,552 | $ 1,951 | $ 2,843 | $ 4,488 | $ 1,323 |
| Deposit fees | $ 2,803 | $ 1,875 | $ 2,338 | $ 1,833 | $ 1,805 | $ 1,338 | $ 1,691 | $ 1,713 | $ 1,910 | $ 2,915 | $ 3,185 | $ 3,064 | $ 2,909 | $ 2,819 |
| Card revenue | $ 13,308 | $ 8,521 | $ 9,355 | $ 9,542 | $ 9,438 | $ 6,199 | $ 6,903 | $ 7,362 | $ 8,626 | $ 6,541 | $ 6,688 | $ 6,305 | $ 6,539 | $ 6,285 |
| Other fees | $ 1,216 | $ 1,024 | $ 2,143 | $ 165 | $ 1,228 | $ 1,125 | $ 1,246 | $ 1,450 | $ 1,605 | $ 1,610 | $ 1,739 | $ 1,480 | $ 1,322 | $ 1,422 |
| Total non-interest income | $ 17,327 | $ 11,420 | $ 13,836 | $ 11,540 | $ 12,471 | $ 8,662 | $ 9,840 | $ 10,525 | $ 12,140 | $ 11,066 | $ 11,612 | $ 10,849 | $ 10,770 | $ 10,554 |
| Compensation & benefits | $ 4,949 | $ 6,965 | $ 6,154 | $ 5,909 | $ 5,671 | $ 5,918 | $ 5,695 | $ 5,850 | $ 6,064 | $ 6,997 | $ 7,210 | $ 7,235 | $ 7,787 | $ 8,104 |
| Occupancy | $ 109 | $ 104 | $ 297 | $ 321 | $ 309 | $ 321 | $ 328 | $ 308 | $ 303 | $ 317 | $ 314 | $ 399 | $ 310 | $ 296 |
| Technology | $ 6,617 | $ 6,386 | $ 11,740 | $ 9,796 | $ 7,129 | $ 7,172 | $ 8,171 | $ 8,248 | $ 8,897 | $ 8,347 | $ 4,471 | $ 4,587 | $ 7,922 | $ 8,025 |
| Outside services | $ 4,519 | $ 3,310 | $ 3,871 | $ 3,366 | $ 2,899 | $ 1,665 | $ 2,205 | $ 1,902 | $ 2,284 | $ 3,082 | $ 4,320 | $ 4,043 | $ 4,126 | $ 1,578 |
| Merger related expenses | $ - | $ - | $ - | $ 410 | $ 106 | $ 869 | $ 2,945 | $ 470 | $ - | $ - | $ - | $ 100 | $ 50 | $ 25 |
| Other non-interest expenses | $ 3,025 | $ 3,081 | $ 4,988 | $ 1,085 | $ 1,835 | $ 85 | $ 1,645 | $ 1,959 | $ 1,053 | $ 2,732 | $ 4,930 | $ 882 | $ 2,405 | $ 1,208 |
| Total non-interest expense | $ 19,219 | $ 19,846 | $ 27,050 | $ 20,888 | $ 17,949 | $ 16,029 | $ 20,989 | $ 18,267 | $ 18,600 | $ 21,475 | $ 21,245 | $ 17,246 | $ 22,600 | $ 19,236 |
| Income (loss) before income tax expense | $ 2,350 | $ (5,699) | $ (11,008) | $ (6,803) | $ (1,327) | $ (4,436) | $ (7,744) | $ (4,340) | $ (212) | $ (9,235) | $ 890 | $ 2,252 | $ (4,036) | $ 2,379 |
| Income tax expense (benefit) | $ 893 | $ (2,166) | $ (4,100) | $ (2,563) | $ (326) | $ (1,090) | $ (1,902) | $ (1,066) | $ (49) | $ (2,138) | $ 206 | $ 559 | $ (816) | $ 437 |
| **Net income (loss) available to common shareholders** | **$ 1,457** | **$ (3,533)** | **$ (6,908)** | **$ (4,239)** | **$ (1,001)** | **$ (3,346)** | **$ (5,842)** | **$ (3,274)** | **$ (163)** | **$ (7,097)** | **$ 684** | **$ 1,693** | **$ (3,220)** | **$ 1,940** |
| EPS | $ 0.04 | $ (0.11) | $ (0.21) | $ (0.13) | $ (0.03) | $ (0.10) | $ (0.18) | $ (0.10) | $ (0.01) | $ (0.22) | $ 0.02 | $ 0.05 | $ (0.10) | $ 0.06 |
| **Core EPS** (1) | **$ 0.02** | **$ (0.14)** | **$ (0.16)** | **$ (0.12)** | **$ (0.03)** | **$ (0.08)** | **$ (0.11)** | **$ (0.09)** | **$ (0.01)** | **$ (0.22)** | **$ 0.05** | **$ 0.06** | **$ (0.07)** | **$ 0.06** |
| End of period deposits ($ in millions) | $ 708 | $ 453 | $ 781 | $ 400 | $ 624 | $ 419 | $ 732 | $ 376 | $ 627 | $ 456 | $ 666 | $ 401 | $ 610 | $ 663 |
| Average deposits ($ in millions) | $ 794 | $ 532 | $ 531 | $ 558 | $ 644 | $ 468 | $ 497 | $ 532 | $ 635 | $ 489 | $ 529 | $ 543 | $ 622 | $ 690 |
| Average loans ($ in millions) | $ 7 | $ 2 | $ 2 | $ 2 | $ 2 | $ 2 | $ 2 | $ 59 | $ 115 | $ 289 | $ 498 | $ 478 | $ 495 | $ 522 |
| Average excess deposits ($ in millions) | $ 787 | $ 530 | $ 529 | $ 556 | $ 642 | $ 466 | $ 495 | $ 474 | $ 520 | $ 200 | $ 30 | $ 65 | $ 127 | $ 168 |
| **Yield earned on avg. excess deposits** | **2.19%** | **2.07%** | **2.02%** | **2.29%** | **2.78%** | **3.03%** | **3.11%** | **3.20%** | **4.33%** | **4.36%** | **4.53%** | **4.65%** | **4.52%** | **3.94%** |

(1) Non-GAAP Measure, refer to Appendix for reconciliation

# Reconciliation of Non-GAAP Measures - Unaudited

Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP.

The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document.

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Core Earnings - Customers Bancorp***
*($ in thousands, not including per share amounts)*

| | Q2 2020 | | Q1 2020 | | Q4 2019 | | Q3 2019 | | Q2 2019 | |
|---|---|---|---|---|---|---|---|---|---|---|
| | USD | Per Share | USD | Per Share | USD | Per Share | USD | Per Share | USD | Per Share |
| GAAP net income to common shareholders | $ 19,137 | $ 0.61 | $ (515) | $ (0.02) | $ 23,911 | $ 0.75 | $ 23,451 | $ 0.74 | $ 5,681 | $ 0.18 |
| Reconciling items (after tax): | | | | | | | | | | |
| Severance expense | - | - | - | - | - | - | - | - | 373 | 0.01 |
| Loss upon acquisition of interest-only GNMA securities | - | - | - | - | - | - | - | - | 5,682 | 0.18 |
| Merger and acquisition related expenses | 19 | - | 40 | - | 76 | - | - | - | - | - |
| Legal reserves | - | - | 830 | 0.03 | - | - | 1,520 | 0.05 | - | - |
| (Gains) losses on investment securities | (4,543) | (0.14) | (1,788) | (0.06) | (310) | (0.01) | (1,947) | (0.06) | 347 | 0.01 |
| Derivative credit valuation adjustment | 4,527 | 0.14 | 2,036 | 0.06 | (429) | (0.01) | 378 | 0.01 | 605 | 0.02 |
| Risk participation agreement mark-to-market adjustment | (1,080) | (0.03) | - | - | - | - | - | - | - | - |
| Losses on sale of non-QM residential mortgage loans | - | - | - | - | 595 | 0.02 | - | - | - | - |
| Unrealized losses on loans held for sale | 1,114 | 0.04 | - | - | - | - | - | - | - | - |
| Core earnings | $ 19,174 | $ 0.61 | $ 603 | $ 0.02 | $ 23,843 | $ 0.75 | $ 23,402 | $ 0.74 | $ 12,688 | $ 0.40 |

***Core Return on Average Assets - Customers Bancorp***
*(dollars in thousands except per share data)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP net income | $ 22,718 | $ 3,100 | $ 27,526 | $ 27,066 | $ 9,296 |
| Reconciling items (after tax): | | | | | |
| Severance expense | - | - | - | - | 373 |
| Loss upon acquisition of interest-only GNMA securities | - | - | - | - | 5,682 |
| Merger and acquisition related expenses | 19 | 40 | 76 | - | - |
| Legal reserves | - | 830 | - | 1,520 | - |
| (Gains) losses on investment securities | (4,543) | (1,788) | (310) | (1,947) | 347 |
| Derivative credit valuation adjustment | 4,527 | 2,036 | (429) | 378 | 605 |
| Risk participation agreement mark-to-market adjustment | (1,080) | - | - | - | - |
| Losses on sale of non-QM residential mortgage loans | - | - | 595 | - | - |
| Unrealized losses on loans held for sale | 1,114 | - | - | - | - |
| Core net income | $ 22,755 | $ 4,218 | $ 27,458 | $ 27,017 | $ 16,303 |
| | | | | | |
| Average total assets | $ 14,675,584 | $ 11,573,406 | $ 11,257,207 | $ 11,259,144 | $ 10,371,842 |
| | | | | | |
| Core return on average assets | 0.62% | 0.15% | 0.97% | 0.95% | 0.63% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Adjusted Net Income and Adjusted ROAA - Pre-Tax Pre-Provision - Customers Bancorp***
*(dollars in thousands except per share data)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP net income | $ 22,718 | $ 3,100 | $ 27,526 | $ 27,066 | $ 9,296 |
| Reconciling items (after tax): | | | | | |
| Income tax expense | 7,048 | 1,906 | 7,451 | 8,020 | 2,491 |
| Provision for credit losses on loans and leases | 20,946 | 31,786 | 9,689 | 4,426 | 5,346 |
| Provision for credit losses on unfunded commitments | (356) | 751 | 3 | (235) | (102) |
| Severance expense | - | - | - | - | 490 |
| Loss upon acquisition of interest-only GNMA securities | - | - | - | - | 7,476 |
| Merger and acquisition related expenses | 25 | 50 | 100 | - | - |
| Legal reserves | - | 1,042 | - | 2,000 | - |
| (Gains) losses on investment securities | (5,553) | (2,596) | (310) | (2,334) | 347 |
| Derivative credit valuation adjustment | 5,895 | 2,556 | (565) | 497 | 796 |
| Risk participation agreement mark-to-market adjustment | (1,407) | - | - | - | - |
| Losses on sale of non-QM residential mortgage loans | - | - | 782 | - | - |
| Unrealized losses on loans held for sale | 1,450 | - | - | - | - |
| Adjusted net income - pre-tax pre-provision | $ 50,766 | $ 38,595 | $ 44,676 | $ 39,440 | $ 26,140 |
| Average total assets | $ 14,675,584 | $ 11,573,406 | $ 11,257,207 | $ 11,259,144 | $ 10,371,842 |
| Adjusted ROAA - pre-tax pre-provision | 1.39% | 1.34% | 1.57% | 1.39% | 1.01% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

***Adjusted Net Income and Adjusted ROAA - Pre-Tax Pre-Provision, excluding PPP - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP net income | $ 22,718 | $ 3,100 | $ 27,526 | $ 27,066 | $ 9,296 |
| Reconciling items (after tax): | | | | | |
| Income tax expense | 7,048 | 1,906 | 7,451 | 8,020 | 2,491 |
| Provision for credit losses on loans and leases | 20,946 | 31,786 | 9,689 | 4,426 | 5,346 |
| Provision for credit losses on unfunded commitments | (356) | 751 | 3 | (235) | (102) |
| Severance expense | - | - | - | - | 490 |
| Loss upon acquisition of interest-only GNMA securities | - | - | - | - | 7,476 |
| Merger and acquisition related expenses | 25 | 50 | 100 | - | - |
| Legal reserves | - | 1,042 | - | 2,000 | - |
| (Gains) losses on investment securities | (5,553) | (2,596) | (310) | (2,334) | 347 |
| Derivative credit valuation adjustment | 5,895 | 2,556 | (565) | 497 | 796 |
| Risk participation agreement mark-to-market adjustment | (1,407) | - | - | - | - |
| Losses on sale of non-QM residential mortgage loans | - | - | 782 | - | - |
| Unrealized losses on loans held for sale | 1,450 | - | - | - | - |
| Adjusted net income - pre-tax pre-provision | $ 50,766 | $ 38,595 | $ 44,676 | $ 39,440 | $ 26,140 |
| | | | | | |
| GAAP average total assets | $ 14,675,584 | $ 11,573,406 | $ 11,257,207 | $ 11,259,144 | $ 10,371,842 |
| Average loans receivable, PPP | (2,754,920) | - | - | - | - |
| Average PPP accrued interest receivable | (1) | - | - | - | - |
| Average PPP fees receivable | (6) | - | - | - | - |
| Adjusted average total assets | $ 11,920,657 | $ 11,573,406 | $ 11,257,207 | $ 11,259,144 | $ 10,371,842 |
| | | | | | |
| Adjusted ROAA - pre-tax pre-provision, excluding PPP | 1.71% | 1.34% | 1.57% | 1.39% | 1.01% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Core Return on Average Common Equity - Customers Bancorp***
*(dollars in thousands except per share data)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP net income to common shareholders | $ 19,137 | $ (515) | $ 23,911 | $ 23,451 | $ 5,681 |
| Reconciling items (after tax): | | | | | |
| Severance expense | - | - | - | - | 373 |
| Loss upon acquisition of interest-only GNMA securities | - | - | - | - | 5,682 |
| Merger and acquisition related expenses | 19 | 40 | 76 | - | - |
| Legal reserves | - | 830 | - | 1,520 | - |
| (Gains) losses on investment securities | (4,543) | (1,788) | (310) | (1,947) | 347 |
| Derivative credit valuation adjustment | 4,527 | 2,036 | (429) | 378 | 605 |
| Risk participation agreement mark-to-market adjustment | (1,080) | - | - | - | - |
| Losses on sale of non-QM residential mortgage loans | - | - | 595 | - | - |
| Unrealized losses on loans held for sale | 1,114 | - | - | - | - |
| Core earnings | $ 19,174 | $ 603 | $ 23,843 | $ 23,402 | $ 12,688 |
| Average total common shareholders' equity | $ 771,663 | $ 807,884 | $ 819,018 | $ 787,885 | $ 768,592 |
| Core return on average common equity | 9.99% | 0.30% | 11.55% | 11.78% | 6.62% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Adjusted ROCE - Pre-Tax Pre-Provision - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP net income to common shareholders | $ 19,137 | $ (515) | $ 23,911 | $ 23,451 | $ 5,681 |
| Reconciling items (after tax): | | | | | |
| Income tax expense | 7,048 | 1,906 | 7,451 | 8,020 | 2,491 |
| Provision for credit losses on loans and leases | 20,946 | 31,786 | 9,689 | 4,426 | 5,346 |
| Provision for credit losses on unfunded commitments | (356) | 751 | 3 | (235) | (102) |
| Severance expense | - | - | - | - | 490 |
| Loss upon acquisition of interest-only GNMA securities | - | - | - | - | 7,476 |
| Merger and acquisition related expenses | 25 | 50 | 100 | - | - |
| Legal reserves | - | 1,042 | - | 2,000 | - |
| (Gains) losses on investment securities | (5,553) | (2,596) | (310) | (2,334) | 347 |
| Derivative credit valuation adjustment | 5,895 | 2,556 | (565) | 497 | 796 |
| Risk participation agreement mark-to-market adjustment | (1,407) | - | - | - | - |
| Losses on sale of non-QM residential mortgage loans | - | - | 782 | - | - |
| Unrealized losses on loans held for sale | 1,450 | - | - | - | - |
| Adjusted net income - pre-tax pre-provision | $ 47,185 | $ 34,980 | $ 41,061 | $ 35,825 | $ 22,525 |
| Average total common shareholders' equity | $ 771,663 | $ 807,884 | $ 819,018 | $ 787,885 | $ 768,592 |
| Adjusted ROCE - pre-tax pre-provision | 24.59% | 17.41% | 19.89% | 18.04% | 11.75% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Net Interest Margin, Tax Equivalent - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP Net interest income | $ 91,982 | $ 81,321 | $ 77,593 | $ 75,735 | $ 64,679 |
| Tax-equivalent adjustment | 225 | 205 | 187 | 184 | 183 |
| Net interest income tax equivalent | $ 92,207 | $ 81,526 | $ 77,780 | $ 75,919 | $ 64,862 |
| Average total interest earning assets | $ 13,980,021 | $ 10,976,731 | $ 10,676,730 | $ 10,667,198 | $ 9,851,150 |
| Net interest margin, tax equivalent | 2.65% | 2.99% | 2.89% | 2.83% | 2.64% |

***Net Interest Margin, Tax Equivalent, Excluding PPP - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| GAAP Net interest income | $ 91,982 | $ 81,321 | $ 77,593 | $ 75,735 | $ 64,679 |
| PPP net interest income | (9,308) | - | - | - | - |
| Tax-equivalent adjustment | 225 | 205 | 187 | 184 | 183 |
| Net interest income tax equivalent | $ 82,899 | $ 81,526 | $ 77,780 | $ 75,919 | $ 64,862 |
| Average total interest earning assets | $ 13,980,021 | $ 10,976,731 | $ 10,676,730 | $ 10,667,198 | $ 9,851,150 |
| Average PPP loans | (2,754,920) | - | - | - | - |
| Adjusted average total interest earning assets | $ 11,225,101 | $ 10,976,731 | $ 10,676,730 | $ 10,667,198 | $ 9,851,150 |
| Net interest margin, tax equivalent, excluding PPP | 2.97% | 2.99% | 2.89% | 2.83% | 2.64% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Tangible book value and tangible book value per common share - CAGR***
*($ in thousands, except per share data)*

| | Q2 2020 | Q4 2019 | Q4 2018 | Q4 2017 | Q4 2016 | Q2 2015 |
|---|---|---|---|---|---|---|
| GAAP - Total shareholders' equity | $ 1,007,847 | $ 1,052,795 | $ 956,816 | $ 920,964 | $ 855,872 | $ 523,501 |
| Reconciling items: | | | | | | |
| Preferred stock | (217,471) | (217,471) | (217,471) | (217,471) | (217,471) | (55,569) |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,658) |
| Tangible common equity | $ 775,801 | $ 820,129 | $ 722,846 | $ 687,198 | $ 620,780 | $ 464,274 |
| Shares outstanding | 31,510,287 | 31,336,791 | 31,003,028 | 31,382,503 | 30,289,917 | 26,871,745 |
| Tangible Book Value per common share | $ 24.62 | $ 26.17 | $ 23.32 | $ 21.90 | $ 20.49 | $ 17.28 |
| Tangible Book Value per common share - CAGR | 7.3% | | | | | |

***Tangible book value and tangible book value per common share, excluding CECL - CAGR***
*($ in thousands, except per share data)*

| | Q2 2020 | Q4 2019 | Q4 2018 | Q4 2017 | Q4 2016 | Q2 2015 |
|---|---|---|---|---|---|---|
| GAAP - Total shareholders' equity | $ 1,007,847 | $ 1,052,795 | $ 956,816 | $ 920,964 | $ 855,872 | $ 523,501 |
| Reconciling items: | | | | | | |
| CECL adjustment | 67,556 | - | - | - | - | - |
| Preferred stock | (217,471) | (217,471) | (217,471) | (217,471) | (217,471) | (55,569) |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,658) |
| Tangible common equity | $ 843,357 | $ 820,129 | $ 722,846 | $ 687,198 | $ 620,780 | $ 464,274 |
| Shares outstanding | 31,510,287 | 31,336,791 | 31,003,028 | 31,382,503 | 30,289,917 | 26,871,745 |
| Tangible Book Value per common share | $ 26.76 | $ 26.17 | $ 23.32 | $ 21.90 | $ 20.49 | $ 17.28 |
| Tangible Book Value per common share - CAGR | 9.1% | | | | | |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Tangible Common Equity to Tangible Assets - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|
| GAAP - Total shareholders' equity | $ 1,007,847 | $ 1,052,794 | $ 956,816 | $ 920,965 | $ 855,872 | $ 553,902 |
| Reconciling items: | | | | | | |
| Tangible common equity | (217,471) | (217,471) | (217,471) | (217,471) | (217,471) | (55,569) |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| Tangible common equity | $ 775,801 | $ 820,128 | $ 722,846 | $ 687,199 | $ 620,780 | $ 494,682 |
| Total assets | $ 17,903,118 | $ 11,520,717 | $ 9,833,425 | $ 9,839,555 | $ 9,382,736 | $ 8,398,205 |
| Reconciling items: | | | | | | |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| Tangible assets | $ 17,888,543 | $ 11,505,522 | $ 9,816,926 | $ 9,823,260 | $ 9,365,115 | $ 8,394,554 |
| Tangible common equity to tangible assets | 4.34% | 7.13% | 7.36% | 7.00% | 6.63% | 5.89% |

***Tangible Common Equity to Tangible Assets, Excluding PPP and Excess Cash - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|
| GAAP - Total shareholders' equity | $ 1,007,847 | $ 1,052,794 | $ 956,816 | $ 920,964 | $ 855,872 | $ 553,902 |
| Reconciling items: | | | | | | |
| Tangible common equity | (217,471) | (217,471) | (217,471) | (217,471) | (217,471) | (55,569) |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| PPP net interest income (net of tax) | (7,251) | - | - | - | - | - |
| Tangible common equity | $ 768,550 | $ 820,128 | $ 722,846 | $ 687,198 | $ 620,780 | $ 494,682 |
| Total assets | $ 17,903,118 | $ 11,520,717 | $ 9,833,425 | $ 9,839,555 | $ 9,382,736 | $ 8,398,205 |
| Reconciling items: | | | | | | |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| PPP loans | (4,760,427) | - | - | - | - | - |
| PPP accrued interest receivable | (7,432) | - | - | - | - | - |
| PPP fees receivable | (106,225) | - | - | - | - | - |
| Excess cash | (817,330) | - | - | - | - | - |
| Tangible assets | $ 12,197,129 | $ 11,505,522 | $ 9,816,926 | $ 9,823,260 | $ 9,365,115 | $ 8,394,554 |
| Tangible common equity to tangible assets | 6.30% | 7.13% | 7.36% | 7.00% | 6.63% | 5.89% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Tangible Equity and ACL to Tangible Assets - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|
| GAAP - Total shareholders' equity | $ 1,007,847 | $ 1,052,794 | $ 956,816 | $ 920,964 | $ 855,872 | $ 553,902 |
| Reconciling items: | | | | | | |
| Allowance for loan and lease losses | 159,905 | 56,379 | 39,972 | 38,015 | 37,315 | 35,647 |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| Tangible equity | $ 1,153,177 | $ 1,093,978 | $ 980,289 | $ 942,684 | $ 875,566 | $ 585,898 |
| Total assets | $ 17,903,118 | $ 11,520,717 | $ 9,833,425 | $ 9,839,555 | $ 9,382,736 | $ 8,398,205 |
| Reconciling items: | | | | | | |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| Tangible assets | $ 17,888,543 | $ 11,505,522 | $ 9,816,926 | $ 9,823,260 | $ 9,365,115 | $ 8,394,554 |
| Tangible equity and ACL to tangible assets | 6.45% | 9.51% | 9.99% | 9.60% | 9.35% | 6.98% |

***Tangible Equity and ACL to Tangible Assets, Excluding PPP and Excess Cash - Customers Bancorp***
*($ in thousands)*

| | Q2 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|
| GAAP - Total shareholders' equity | $ 1,007,847 | $ 1,052,794 | $ 956,816 | $ 920,964 | $ 855,872 | $ 553,902 |
| Reconciling items: | | | | | | |
| Allowance for loan and lease losses | 159,905 | 56,379 | 39,972 | 38,015 | 37,315 | 35,647 |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| PPP net interest income (net of tax) | (11,705) | - | - | - | - | - |
| Tangible equity and ACL, excluding PPP | $ 1,141,472 | $ 1,093,978 | $ 980,289 | $ 942,684 | $ 875,566 | $ 585,898 |
| Total assets | $ 17,903,118 | $ 11,520,717 | $ 9,833,425 | $ 9,839,555 | $ 9,382,736 | $ 8,398,205 |
| Reconciling items: | | | | | | |
| Goodwill and other intangibles | (14,575) | (15,195) | (16,499) | (16,295) | (17,621) | (3,651) |
| PPP loans | (4,760,427) | - | - | - | - | - |
| PPP accrued interest receivable | (7,432) | - | - | - | - | - |
| PPP fees receivable | (106,225) | - | - | - | - | - |
| Excess cash | (817,330) | - | - | - | - | - |
| Tangible assets, excluding PPP | $ 12,197,129 | $ 11,505,522 | $ 9,816,926 | $ 9,823,260 | $ 9,365,115 | $ 8,394,554 |
| Tangible equity and ACL to tangible assets, excluding PPP | 9.36% | 9.51% | 9.99% | 9.60% | 9.35% | 6.98% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Average Liquid Assets***
*($ in thousands, except per share data)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| Investment Securities | $ 726,809 | $ 589,120 | $ 601,758 | $ 666,767 | $ 678,886 |
| Fair value adjustment, investment securities | (21,025) | (22,833) | (16,804) | (13,624) | 8,162 |
| Cash | 384,622 | 772,249 | 150,382 | 100,343 | 78,666 |
| Mortgage warehouse | 2,456,067 | 1,841,659 | 2,158,626 | 2,103,612 | 1,658,070 |
| Total average liquid assets | $ 3,546,473 | $ 3,180,195 | $ 2,893,962 | $ 2,857,098 | $ 2,423,784 |

***Total loans and leases, excluding PPP***
*($ in thousands, except per share data)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| Total loans and leases | $ 15,290,202 | $ 10,321,431 | $ 10,051,074 | $ 10,277,621 | $ 9,721,343 |
| PPP loans | (4,760,427) | - | - | - | - |
| Loans and leases, excluding PPP | $ 10,529,775 | $ 10,321,431 | $ 10,051,074 | $ 10,277,621 | $ 9,721,343 |

***Coverage of credit loss reserves for loans and leases held for investment, excluding PPP***
*($ in thousands, except per share data)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| Loans and leases receivable | $ 12,032,874 | $ 7,353,262 | $ 7,318,988 | $ 7,336,237 | $ 7,714,106 |
| Loans receivable, PPP | (4,760,427) | - | - | - | - |
| Loans and leases held for investment, excluding PPP | $ 7,272,447 | $ 7,353,262 | $ 7,318,988 | $ 7,336,237 | $ 7,714,106 |
| Allowance for credit losses on loans and leases | $ 159,905 | $ 149,283 | $ 56,379 | $ 51,053 | $ 48,388 |
| Coverage of credit loss reserves for loans and leases held for investment, excluding PPP | 2.20% | 2.03% | 0.77% | 0.70% | 0.63% |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Commercial and industrial loans and leases including commercial real estate owner-occupied and loans to mortgage companies, excluding PPP***
*($ in thousands)*

| | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 |
|---|---|---|---|---|---|
| Total commercial & industrial | $ 7,592,539 | $ 2,017,567 | $ 1,831,126 | $ 1,778,423 | $ 1,545,930 |
| Commercial real estate owner occupied | 544,772 | 543,945 | 551,948 | 475,774 | 585,985 |
| Mortgage warehouse | 2,832,112 | 2,573,397 | 2,305,784 | 2,549,088 | 2,054,104 |
| PPP loans | (4,760,427) | - | - | - | - |
| Commercial loans and leases including commercial real estate owner-occupied and loans to mortgage companies, excluding PPP | $ 6,208,996 | $ 5,134,909 | $ 4,688,858 | $ 4,803,285 | $ 4,186,019 |

***Total loans and leases, excluding PPP - CAGR***
*($ in thousands)*

| | Q2 2020 | Q4 2015 |
|---|---|---|
| Total loans and leases | $ 15,290,202 | $ 7,250,543 |
| PPP loans | (4,760,427) | - |
| Total loans and leases, excluding PPP | $ 10,529,775 | $ 7,250,543 |
| Loans receivable, CAGR | 8.6% | |

***Total deposits - CAGR***
*($ in thousands)*

| | Q2 2020 | Q4 2015 |
|---|---|---|
| Total loans and leases | $ 10,965,876 | $ 5,909,510 |
| Loans receivable, CAGR | 14.7% | |

# Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

***Non-performing assets, excluding one investment CRE NOO relationship***
*($ in thousands)*

| | Q2 2020 | Q1 2020 |
|---|---|---|
| Non-performing loans | $ 86,266 | $ 50,359 |
| OREO | 131 | 131 |
| One investment CRE NOO relationship | (17,600) | (19,050) |
| Non-performing assets, one investment CRE NOO relationship | $ 68,797 | $ 31,440 |
| Total assets | $ 17,903,118 | $ 12,018,799 |
| Non-performing assets to total assets, excluding one investment CRE NOO relationship | 0.38% | 0.26% |

***Core Assets***
*($ in thousands)*

| | Q2 2020 |
|---|---|
| GAAP - Total assets | $ 17,903,118 |
| Reconciling items: | |
| Loans receivable, PPP | (4,760,427) |
| PPP accrued interest receivable | (106,225) |
| PPP fees receivable | (7,432) |
| Loans held for sale | (464,164) |
| Goodwill and other intangibles | (14,575) |
| Other assets | (584,247) |
| Core assets | $ 11,966,048 |

***Excess cash***
*($ in thousands)*

| | Q2 2020 |
|---|---|
| GAAP - Cash and cash equivalents | $ 1,067,330 |
| Less: Cash target for working capital needs | 250,000 |
| Excess cash | $ 817,330 |

# Contacts

## Leadership:

**Carla Leibold**
CFO of Customers Bancorp, Inc and Customers Bank
Tel: 484-923-8802
cleibold@customersbank.com

**Jay Sidhu**
Chairman & CEO of Customers Bancorp, Inc. and Executive Chairman of Customers Bank
Tel: 610-935-8693
jsidhu@customersbank.com

**Richard Ehst**
President & COO of Customers Bancorp, Inc. and CEO of Customers Bank
Tel: 610-917-3263
rehst@customersbank.com

**Sam Sidhu**
COO of Customers Bank &
Head of Corporate Development of Customers Bancorp
Tel: 212-843-2485
ssidhu@customersbank.com

## Analysts:

**B. Riley Financial**
Steve Moss

**D.A. Davidson Company**
Russell Gunther

**Keefe, Bruyette & Woods**
Michael Perito

**Maxim Group**
Michael Diana

**Piper Sandler Companies**
Frank Schiraldi